UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

Loop Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA	91203
(Address of Principal Executive Office)	(Zip Code)

(213) 436-2100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Loan Agreement

As previously announced, effective as of July 29, 2022, Loop Media, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Industrial Funding Group, Inc. (the “Initial Lender”) for a revolving loan credit facility for the principal sum of up to four million dollars ($4.0 million), and through the exercise of an accordion feature, a total sum of up to ten million dollars ($10 million) (the “Loan”), evidenced by a Revolving Loan Secured Promissory Note (the “Note”), also effective as of July 29, 2022. As of August 2, 2022, the Company borrowed approximately two million dollars ($2.0 million) under the Loan, and the Initial Lender assigned the Loan Agreement, and the loan documents related thereto, to GemCap Solutions, LLC (the “Senior Lender”). On October 27, 2022, the Loan Agreement was amended by Amendment Number 1 to the Loan and Security Agreement and to the Loan Agreement Schedule (the "Loan Agreement Amendment No. 1”) to increase the maximum availability and maximum credit of the loan from four million dollars ($4,000,000.00) to six million dollars ($6,000,000.00), evidenced by an Amended and Restated Secured Promissory Note (Revolving Loans), also dated October 27, 2022 (the “Amended and Restated Note”).

The descriptions of the Loan Agreement Amendment No. 1 and the Amended and Restated Note are qualified in their entirety by reference to the full texts of the Loan Agreement Amendment No. 1 and the Amended and Restated Note, which are incorporated by reference herein. Copies of the Loan Agreement Amendment No. 1 and the Amended and Restated Note are included herein as Exhibits 10.1 and 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 with respect to the Amendment to Loan Agreement is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment Number 1 to the Loan and Security Agreement, dated October 27, 2022, by and between the Company and the Senior Lender.

10.2	Amended and Restated Secured Promissory Note (Revolving Loans), dated October 27, 2022, executed by the Company for the benefit of the Senior Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 2, 2022	LOOP MEDIA, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO